(a)                      Basic Lease Information

Lease Date:                   August 22, 2003

Master Tenant ("Landlord"):   RealNet 181 LLC, an Oregon LLC

Address of Landlord:          4380 SW Macadam Ave Suite 170 Portland, OR 97239

Sub Tenant ("Tenant"):        Tango Pacific, Inc, an Oregon Corporation

Premises:                     18055 NE San Rafael St. and 20,000 of 2023 NE 181st Avenue
                              Portland, OR 97230

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  Paragraph 1           "Premises" approximately 64,806* square feet of
                        approximately 86,014 square feet (computed from measurements to the exterior of outside walls of the building and to the center of interior walls), such premises being shown and
                        outlined in red on the plan attached hereto as Exhibit A,
                        and being part of the real property described in Exhibit B attached hereto. *inclusive of second story office area

  Paragraph 1           Lease Term: Commencing on the "Commencement Date" as
                        hereafter defined and 64 months thereafter except that
                        in the event the Commencement Date is a date other than the first day of a calendar month, said item shall extend for
                        said number of months in addition to the remainder of the
                        month following the Commencement Date.

                                       47

  Paragraph 1           Schedule Term Commencement Date:       September 1, 2003

  Paragraph 2           Monthly Base Rent:                            $15,000.00

  Paragraph 2B          Security Deposit:                             $30,000.00

  Paragraph 4A          Tenant's Initial Monthly Escrow Payment
                        for Taxes and Other Charges:                   $2,481.00

  Paragraph 7           Tenant's Initial Monthly Common Area
                        Maintenance Charge:                            $2,397.00

  Paragraph 13B         Tenant's Initial Monthly Insurance Escrow
                        Payment:                                         $304.00

                        Tenant's Initial Monthly Payment Total:       $20,182.00

The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease
Information shall be to the respective information herein above set forth and shall be construed to incorporate all of the terms provided under the particular
Lease paragraph pertaining to such information. In the event of any conflict between and Basic Lease Information and the Lease, the former shall control.

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                                 LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between REAL NET 181, LLC an
Oregon LLC hereinafter referred to as "Landlord" and Tango Pacific, Inc., an
Oregon Corporation, hereinafter referred to as "Tenant".

1.       WITNESSETH

1.       PREMISES AND TERM.

         A. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant and
         Tenant hereby takes and leases from Landlord those certain Premises as outlined in green on Exhibit "A" attached hereto (hereinafter referred to as the "Premises") and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way appertaining to the Premises and together with the buildings and other improvements situated or to be situated upon land described in Exhibit "B" attached hereto.

         B. TO HAVE AND TO HOLD the same for a term commencing on the
         "Commencement Date", as hereinafter defined, and ending thereafter as specified in the Basic Lease Information, attached hereto, (the "Lease
         Term"), provided, however, that, in the event the "Commencement Date"
         is a date other than the first day of the calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "Commencement Date".

         C. The "Commencement Date" shall be the Scheduled Term Commencement
         Date shown in the Basic Lease Information, attached hereto and incorporated herein by reference. If the Premises shall not have been substantially completed as aforesaid by the Scheduled Term
         Commencement Date, Tenants obligation to pay rent and its other obligations for payment under this Lease shall commence on the date the Premises are substantially completed as aforesaid, and Landlord shall not be liable to Tenant for any loss or damage resulting from such delay. Landlord shall notify Tenant in writing as soon as
         Landlord deems the Premises to be substantially completed and ready for occupancy. In the event that the Premises have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord of its objections. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that the Premises are substantially completed and ready for occupancy. The taking of possession by Tenant shall be deemed conclusively to establish that the Premises have been substantially completed in accordance with the plans and specifications and that the Premises are in good and satisfactory condition, as of when possession was taken. Tenant acknowledges that no representation as to the repair of the Premises, have been made by Landlord, unless such are expressly set forth in this Lease. After the Commencement Date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of deliver of the Premises, specifying the Commencement Date and the rent commencement date, in recordable form. In the event of any dispute as to the substantial completion or work performance or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

2.       BASE RENT AND SECURITY DEPOSIT.

         A. Tenant agrees to pay the Landlord Base Rent for the Premises, in advance, without demand, deduction or set off, for the entire Lease
         Term hereof at the rate specified in the Base Lease Information, payable to in monthly installments. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date recited above during the Lease
         Term, except that the rental payment for any fractional calendar month at the commencement or end of the Lease period shall be prorated on the basis of a 30-day month.

         B. In addition, Tenant agrees to deposit with Landlord on the date hereof a security deposit in the amount specified in the Basic Lease
         Information, which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit, nor the last months rent nor a measure of Landlord's damages in the event of
         Tenant default. Upon the occurrence of any event of default by Tenant,
         Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such deposit to the extent necessary to make good any arrears of rent or other payments due
         Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; or to perform any obligation required of Tenant under the Lease; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this
         Lease that all of Tenant's obligations under this Lease have been fulfilled.

3.       USE.

         The premises shall be used only for the purpose of general office, receiving, storing, shipping, assembly, light manufacturing, and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental hereto. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for its use of the Premises.
         Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives including but not limited to those regarding the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant orders, smoke, dust, gas, noise or vibrations to emanate from the
         Premises, or take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the Premises are situated or unreasonably interfere with their use of their respective premises. In addition to any other remedies,
         Landlord shall have the right to have Tenant evicted from the Premises for a breach by Tenant of the terms of this Section 3. Without
         Landlord prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State
         Board of Insurance or other Insurance premiums, Tenant shall be solely responsible for said increase.

4.       TAXES AND OTHER CHARGES.

         A. Tenant agrees to pay its proportionate share of any and all real and personal property taxes, regular and special assessments, license fees and other charges of any kind and nature whosoever, payable by
         Landlord as a result of any public or quasi-public authority, private party, or owner's association levy, assessment or imposition against, or arising out of Landlord's ownership of or interest in, the real estate described in Exhibit "B" attached hereto, together with the building and the grounds, parking areas, driveways, roads, and alleys around the building in which the Premises are located, or any part thereof (hereinafter collectively referred to as the "Charges").
         During each month of the Lease Term, Tenant shall make a monthly escrow deposit with Landlord (the "Escrow Payment") equal to 1/12 of its proportionate share of the Charges which will be due and payable for that particular calendar year. Tenant authorizes Landlord to use the funds deposited by Tenant with Landlord under this Paragraph 4 to pay the Charges. Each Escrow Payment shall be due and payable, as additional rent, at the same time and in the same manner, as the payment as monthly rental as provided herein. The amount of the initial monthly Escrow Payment will be specified in the Basic Lease
         Information. The initial Escrow Payment is based upon Tenant's proportionate share of the Charges for the year in question, and the monthly Escrow Payment is subject to increase or decrease as determined by Landlord to reflect an accurate escrow of Tenant's estimated proportionate share of the Charges. The Escrow Payment account of Tenant shall be reconciled annually. If the Tenant's actual
         Escrow Payments are less than Tenant's pro rata share of the Charges,
         Tenant shall pay the Landlord upon demand the difference; if the
         Tenant's total Escrow Payments are more than Tenant's actual pro rata share of the Charges, the Landlord shall retain such excess and credit it to Tenant's Escrow Payment account for the successive years
         Charges. Tenant's proportionate share of the Charges shall be computed by multiplying the Charges by a fraction, the numerator or which shall be the number of gross leaseable square feet or floor space in the premises and the denominator of which shall be the total applicable gross leaseable square footage or such other equitable apportionment as may be adopted.

         B. If Tenant should fail to pay any Escrow Payments required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such Escrow Payment or taxes, assessments, license fees and other charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by
         Tenant to Landlord and due and payable upon demand as additional rental plus interest at the rate or eighteen percent (18%) per annum from the date of payment by Landlord until repaid by Tenant.

         C. (1) If at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, fees or charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or any future building or buildings, then all such taxes, assessments, fees or charges, or the part thereof so measured or based, shall be deemed to be included within the term
         "Charges" for the purposes hereof.

            (2) Tenant may, alone or along with other tenants of the building containing the Premises, at its sole cost and expense, in its or their own name(s) dispute and contest any Charges by appropriate proceedings diligently conduct in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest have deposited with Landlord the amount so contested and unpaid or their
         proportionate shares thereof as the case may be, which shall be held by Landlord without obligation for interest until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties and other liabilities associated with the proceedings), ad Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to the Landlord upon demand, the Tenant's share (as among all tenants who participated in the contest) of all court costs, interests, penalties and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against and cost, damage or expense (including attorney fees) in connection with any such proceedings.

            (3) Any payment to be made pursuant to this Paragraph 4 with respect to the calendar year in which this Lease commences of terminates shall bear the same ratio to the payment which would be required to be made for the full calendar year as the part of such calendar year covered by the Lease Term bears to a full calendar year.

         D. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any such taxes are levied against Landlord or Landlord's property and if
         Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay the Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

5.       TENANT'S MAINTENANCE.

         A. Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, promptly making all necessary repair and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor coverings, down spouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, keeping the parking areas and driveways, alleys and the whole of the
         Premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by fire, tornado, or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 13(A) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

         B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its own sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents, licensees or invitees.

         C. Tenant and its employees, customers and licensees shall have the right to use the parking areas, if any, as may be designated by
         Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. If Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of a common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible Tenant, shall pay the entire cost thereof, upon demand, as additional rent.

         D. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning and equipment within the Premises.

6.       LANDLORD REPAIRS.

         After reasonable notice from Tenant, Landlord shall repair the roof, exterior walls and foundation, and the cost thereof shall be shared as provided in Paragraph 7. Tenant shall repair and pay for any damage to such items to be maintained by Landlord caused by any act omission or negligence of Tenant, or Tenant's employees, agents, licensees or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts, or office entries. Tenants shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have a reasonable opportunity and time to repair same or cure such defect. Landlord's liability with respect to such defects, repairs, maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

7.       MONTHLY COMMON AREA MAINTENANCE CHARGE.

         Tenant agrees to pay each month, as additional rent, for its proportionate share of the cost of operation and maintenance of the
         Common Area which shall be defined from time to time by Landlord.
         Common Area cost which may be incurred by Landlord at its discretion, shall include, but not limited to those costs incurred for lighting, water, sewage, trash removal, exterior painting, exterior window cleaning, sweeping, management, accounting, policing, inspecting, sewer lines, plumbing, paving, landscape maintenance, plant material replacement and other like charges, and Landlord's fee for supervision and administration of the items set forth in this paragraph, currently at 10%. Landlord shall maintain the Common Area in reasonably good condition and repair. The proportionate share to be paid by Tenant of the cost of operation of maintenance of the Common Area shall be computed on the ratio that the gross leaseable square feet of the
         Premises bears to the total applicable gross leaseable square footage or such other equitable apportionment as may be adopted. Landlord shall make monthly or other periodic charges based upon the estimated annual cost of operation and maintenance in the Common Area, payable in advance but subject to adjustment after the end of the year on the basis of the actual cost for such year. Any such periodic charges shall be due and payable upon delivery of notice thereof. The initial
         Common Area Maintenance Charge, subject to adjustment as provided herein, shall be due and payable, as additional rent, at the same time and in the same manner as the time and manner of the payment of monthly rental as provided herein. The amount of the initial monthly
         Common Area Maintenance Charge shall be as specified in the Basic
         Lease Information.

8.       ALTERATIONS.

         Tenant shall not make any alterations, additions or improvements to the Premises (including but not limited to roof and wall penetrations)
         without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense, and in a good workmanlike manner, erect such shelves, bins, machinery and trade fixtures as it may deem advisable without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions and improvements and partitions erected by Tenant shall be and remain the property of
         Tenant during the term of this Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition by the date of termination of this Lease or upon earlier vacating of the Premises, provided, however, that if Landlord so elects prior to termination of this Lease or upon earlier vacating of the Premises, such alterations, additions, improvements, and partitions shall become the property of the Landlord as of the date of termination of this Lease or upon earlier vacating of the Premises and shall be delivered up to the Landlord with the
         Premises. All shelves, bins, machinery and trade fixtures installed by the Tenant may be removed by the Tenant prior to termination of this
         Lease if Tenant so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises if required by Landlord; upon any such removal Tenant shall restore the
         Premises to their original condition. All such removals and restoration shall be accomplished in good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises.

9.       SIGNS.

         Tenant shall not install signs upon the Premises without Landlord's prior written approval, and any such signage shall be subject to any applicable governmental laws, ordinances, regulation and other requirements. Tenant shall remove all such signs by the termination of this Lease. Such installation and removal shall be made in such a manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury, defacement, including without limitation discoloration, caused by such installation and/or removal.

10.      INSPECTION.

         A. Landlord and landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the
         Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the period that is six (6) months prior to the end of the term hereof,
         Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises is available.

         B. Tenant shall give written notice to Landlord at least thirty (30)
         days prior to vacating the Premises and shall arrange to meet with
         Landlord for joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for Tenant's repairs and restoration. It shall be the responsibility of Tenant, prior to vacating the Premises, to clean and repair the Premises and restore them to the condition in which they were in upon delivery of the
         Premises to Tenant at the Commencement Date, excluding reasonable wear and tear. Cleaning, repair and restoration shall include, but not be limited to, removal of all trash, cleaning and repainting of walls, where necessary, cleaning of carpet and flooring, replacement of light bulbs and tubes, cleaning and wiping down of all fixtures, maintenance and repair of all heating and air conditioning systems, and all similar work, which shall be done at the latest practical date prior to vacating the Premises.

         C. Landlord shall have the right to inspect Tenant's financial documents, whether audited or un-audited, including but not limited to
         Tenant's federal and state tax return, cash flow statement, income statement, and balance sheet. Tenant shall provide Landlord with copies of the requested documents for the relevant time period within seven (7) days upon written request. Tenant's failure to provide financial documents pursuant to subparagraph 10(C) herein shall result in a default under the terms of this Lease.

11.      UTILITIES.

         Landlord agrees to provide at its cost, water, electricity and gas service connections into the Premises; but Tenant shall pay for all water, gas, hear, light, power, telephone, sewer, sprinkler charge and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other
         Premises. Landlord shall be in no event liable for any interruption or failure in utility services on the Premises.

12.      ASSIGNMENT AND SUBLETTING.

         A. Tenant shall not have the right, voluntarily or involuntarily, to assign, convert, transfer, mortgage or sublet the whole or any part of the Premises under this Lease without the prior written consent of
         Landlord. In the event Tenant applies to Landlord for consent to assign, convey, transfer or sublet the Premises, Landlord may condition such consent upon the right to receive one-half of the profit, if any, which Tenant may realize on account of such assignment, conveyance, transfer or sublease of the Premises. For purposes of this paragraph, "Profit" shall mean any sum which the assignee, sublessee or transferee is required to pay, or which is credited to Tenant as rent in excess of the Rents required to be paid by Tenant to Landlord under this Lease. Landlord also reserves the right to recapture the Premises or applicable portion thereof in Lieu of giving its consent by notice given to Tenant within twenty (20)
         days after receipt of Tenant's written request for assignment or subletting. Such recapture shall terminate this Lease as to the applicable space effective on the prospective date of assignment or subletting, which shall be the last day of a calendar month and not earlier than sixty (60) days after receipt of Tenants request hereunder. In the event that Landlord shall not elect to recapture and shall thereafter give its consent, Tenant shall pay Landlord a reasonable fee, not to exceed $500.00, to reimburse Landlord for processing costs incurred in connection with such consent.

         B. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an
         "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its own option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment, transfer or sublease and apply such rent against any sums due to Landlord from Tenant hereunder and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

13.      INSURANCE, FIRE AND CASUALTY DAMAGE.

         A. Landlord agrees to maintain insurance covering the building of which the Premises are a part in an amount not less than eighty percent (80%) (or such greater percentage as may be necessary to comply with the provision of any co-insurance clauses of the policy)
         of the "replacement cost" thereof as such term is defined in the
         Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism, and
         Malicious Mischief, extended by Special Extended Coverage Endorsement to insure all other risks or Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the
         State in which the Premises are situated for use by insurance companies admitted in such state of the writing of such insurance risks located within such state. Subject to the provisions of subparagraph 13 C, D, E below, such insurance shall be for the sole benefit of Landlord and under its sole control. In the event the insurance policy shall contain a deductible, Tenant shall be liable for and pay any deductible withheld from insurance proceeds or payable under the terms of the insurance policy in the event of a claim or insurance loss thereunder.

         B. Tenant agrees to pay its proportionate share of Landlord's cost of carrying fire, extended coverage, worker's compensation, "all-risk"
         property contract, commercial general liability, umbrella liability, and earthquake ("Insurance") on the building. During each month of the tern of this Lease, Tenant shall make a monthly escrow deposit with
         Landlord equal to one-twelfth of its proportionate share of the
         Insurance on the building and grounds which will be due and payable for that particular year. Tenant authorizes Landlord to use the funds deposited by him with Landlord under this paragraph to pay the cost of such Insurance. Each Insurance Escrow Payment shall be due and payable, as additional rent, at the same time and manner of the payment of the monthly Insurance Escrow Payment is subject to increase or decrease as determined by Landlord to reflect an accurate monthly escrow or Tenant's estimated proportionate share of this Insurance.
         The Insurance Escrow Payment account of Tenant shall be reconciled annually. If the Tenant's total Insurance Escrow Payments are less than Tenant's actual pro rata share of the Insurance, Tenant shall pay
         Landlord upon demand the difference; if the total Insurance Escrow
         Payments of Tenant are more than Tenant's actual pro rata share of the
         Insurance, Landlord shall promptly refund the balance of such excess to Tenant after first crediting the excess to the next monthly payment by Tenant for its proportionate share of Taxes and Insurance. Tenant's cost of Insurance shall be computed by multiplying the cost of
         Insurance by a fraction, the numerator of which shall be the number of gross leaseable square feet of floor space in the Premises and denominator of which shall be the total applicable gross leasable square footage. The amount of the initial monthly Insurance Escrow
         Payment will be specified in the Basic Lease Information.

         C. If the building, of which the Premises are a part, should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

         D. If the building, of which the Premises is a part, should be totally destroyed by fire, tornado or other casualty, or if it should be damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpected portion of this Lease, effective upon the date of the occurrence of such damage. Landlord shall give notice to Tenant in writing of its determination to terminate this Lease within ninety (90) days following the date of the occurrence of such damage.

         E. If the building, of which the Premises are a part, should be damaged by any peril covered by the Insurance to be provided by
         Landlord under subparagraph 13(A) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall be terminated, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such building to substantially the condition in which it existed prior to such damage, except that
         Landlord shall not be required to rebuild, repair or replace any part of the partition, fixture, additions and other improvements which may have been placed in or about the premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord shall fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord at Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

         F. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the Insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         G. Each of Landlord and Tenant hereby releases the other from any loss or damage to property cause by fire or any other perils insured under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies or
         Insurance covering such property, even if such loss or damage shall have been caused by the fault or neglect of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the Insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request
         Insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and other party, at its election, may pay the same but shall not be obligated to do so.

14.      LIABILITY.

         Landlord shall not be liable to Tenant or Tenant's employees, agents, guests, invitees or visitors, or ant other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused on part or whole by the negligence or misconduct of Tenant, its employees, agents, servants, guests, invitees, or visitors or any other person entering upon the Premises, or caused by the building and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or stream or by electricity emanating from Premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord
         (including without limitation the trustee and beneficiaries if
         Landlord is a trust), Landlord's employees, agents, servants, guests, invitees, and visitors from any loss, Liability, claims, suits costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury;
         except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part if the Premises which Landlord is obligated to repair and maintain hereunder with a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this Lease a policy or policies or
         Insurance, at its sole cost and expense, insuring both Landlord and
         Tenant against all claims, demands or actions arising out of or in connection with (i) the Premises; (ii) the condition of the Premises;
         (iii) Tenant's operation in and maintenance and use of the Premises;
         and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less that
         $1,000,000 per occurrence in respect of injury to persons (including death) and in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible Insurance companies satisfactory to Landlord.
         Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewal thereof (bearing notions evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy nay be canceled or changed to reduce insurance provided thereby.

15.      CONDEMNATION.

         A. If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right or eminent domain, or by private purchase on lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpected portion of this Lease, effective when the physical taking of said Premises shall occur.

         B. If part of the Premises shall be take for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpected portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

         C. In the event of any such taking or private purchase on lieu thereof, Landlord shall be entitled to receive the entire award.
         Tenant shall be entitled to make a claim in condemnation proceedings which does not reduce the amount of Landlord award, for the value of any furniture, furnishings and fixtures installed by and at the sole expense of Tenant.

16.      HOLDING OVER.

         Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less that five (5) days advance written notice, or by Tenant any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1-1/2) the Base Rent in effect on the termination date, plus all additional rental as defined herein, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this paragraph 16 shall not be construed as Landlord's consent for Tenant hold over.

                                       10

17.      QUIET ENJOYMENT.

         Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good fee or leasehold title to the
         Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxed not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinance and other building and fire ordinances and governmental regulations relating to the use of such property and easements, restrictions and other conditions of record. In the event this Lease is a sublease, then
         Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this
         Lease.

18.      EVENTS OF DEFAULT.

         The following events shall be deemed to be events of default by Tenant under this Lease:

         A. Tenant shall fail to pay an installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

         B. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         C. Tenant shall file a petition under any section or chapter of the
         National Bankruptcy Act as amended, or under any similar law or statue of the United States or any State hereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

         D. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

         E. Tenant shall desert or vacate any substantial portion of the
         Premises.

         F. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this paragraph 18), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

19.      REMEDIES.

         Upon the occurrence of any such event of default described in paragraph 18 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

         A. Landlord may accelerate all rent payments due hereunder which shall then become immediately due and payable.

         B. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do,
         Landlord may, without prejudice to any other remedy which may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

                                       11

         C. Enter upon and take possession of the Premises and expel or remove
         Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damage therefor, and relet the Premises for such terms ending before, on or after the expiration date of the
         Lease Tern, at such rental and upon such other conditions (including concessions and prior occupancy periods) as Landlord in its sole discretion may determine, and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. Landlord shall have no obligation to relet the Premises or any part thereof and shall not be liable for refusal or failure to relet or in the event of reletting for refusal or failure to collect any rent due upon such reletting. In the event
         Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this
         Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and
         Tenant does hereby specifically waiver any claim to such excess rental.

         D. Enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terns of this Lease; and
         Tenant agrees to reimburse Landlord on demand for any expenses which
         Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

         E. Whether or not Landlord retakes possession or relets the Premises,
         Landlord shall have the right to recover unpaid rents and all damages by Tenant's default, including attorney's fees. Damages shall include, without limitations: all rentals lost, all legal expenses and other related cost incurred by Landlord following Tenant's default, all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the
         Premises for reletting, all costs (including without limitation by any brokerage commissioned and the value of Landlord's time) incurred by landlord, plus interest thereon from the date of expenditure until fully repaid at the rate of eighteen percent (18%) per annum.

         F. In the event Tenant fails to pay any installment of rent, additional rent or other charges hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay Landlord on demand a late charge in an amount equal to five percent (5%) of such installment, and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of
         Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         G. Pursuit or any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, such remedies being cumulative and non-exclusive, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the
         Landlord or its agents during the Lease Term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by
         Landlord. No waiver by Landlord or any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the term provisions and covenants herein contained.
         Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies
         Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of
         Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for
         Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder,
         Tenant agrees to pay any reasonable attorney's fees so incurred.

                                       12

20.      LANDLORD'S LIEN.

         In addition to any statutory lien for rent in Landlord`s favor,
         Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment fixtures, furniture, inventory accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of
         Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease,
         Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in the paragraph 20 at public or private sale. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein grated being in addition and supplementary thereto.

21.      MORTGAGES.

         Tenant accepts this Lease subject and subordinate to any mortgage(s)
         and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated hereon, provided, however that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Least was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the Lien of any such mortgage.

22.      LANDLORD'S DEFAULT.

         In the event Landlord should become in default in any payment due on any such mortgage described in paragraph 21 hereof or in the payment of taxes or any other item which might become a lien upon the Premises and which Tenant is not obligated to pay under the terms and provisions of this Lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and
         Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant, provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this paragraph 22 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

23.      MECHANICS LIENS.

         Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the
         Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements there on and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this
         Lease.

24.      NOTICES.

         Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by
         Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         A. All rent and other payments required to be made by Tenant to
         Landlord hereunder shall be payable to Landlord at the address herein below set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.
         Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

         B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address herein below set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

                                       13

         C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid,
         Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

         LANDLORD:                                       TENANT:

         REAL NET 181, LLC                               TANGO PACIFIC, INC
         4380 SW Macadam Ave, Suite 170                  18055 NE San Rafael St.
         Portland, OR  97239                             Portland, OR  97230

         If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; If and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United
         States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as it each had received such notice.

25.      MISCELLANEOUS.

         A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the contest otherwise requires.

         B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of it rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such part to enter into this Lease.

         C. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this
         Lease, or any provision hereof, or in any way affect the
         interpretation of this Lease.

         D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

                                       14

         E. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the Term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to
         Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair pursuant to paragraph 10(B) hereof. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by
         Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefore upon demand by Landlord, or with any excess to be returned to Tenant after all such obligation shave been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this paragraph 25(F).

         G. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as part of this
         Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as my be possible and be legal, valid and enforceable.

         H. Because the Premises are on the open market and are presently being shown, this Lease shall be treated as an offer with the Premises being subject to prior Lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the Premises without notice, and this Lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

         I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

26.      LIABILITY OF LANDLORD.

         Tenant agrees that no trustee, officer, employee, agent or individual partner of Landlord, or its constituent entities, shall be personally liable for any obligation of Landlord hereunder, and that Tenant must look solely to the interests of Landlord, or its constituent entities in the subject real estate, for the enforcement of any claims against
         Landlord arising hereunder.

27.      ADDITIONAL PROVISIONS.

         See Addendum "A".

                                       15

 LANDLORD                                    TENANT

 By:                                                  By:
     ----------------------------------------             ----------------------------------------

 Title:                                               Title:
        -------------------------------------                -------------------------------------

 Name:                                                Name:
       --------------------------------------               --------------------------------------
          (Print)                                              (Print)

                                       16

                                  ADDENDUM "A"

      1. BASE RENT ADJUSTMENTS:

                  The Base Rent shall adjust according to the following schedule:
                           9/1/2003 - 12/31/2004     $15,000 NNN
                           1/1/2005 - 12/31/2005     $20,705 NNN
                           1/1/2006 - 12/31/2006     $21,223 NNN
                           1/1/2007 - 12/31/2007     $21,753 NNN
                           1/1/2008 - 12/31/2008     $22,297 NNN

      2. Tenant Improvements/Allowance:

         With the exception of the construction of a partition to divide 2023
         NE 181st Avenue to allow for at least 20,000 square feet of space on the east side of the building, Tenant agrees to take the Premises in
         "as-is" condition.

         Landlord agrees to provide a Tenant Improvement Allowance in an amount not to exceed $75,000.00 so that Tenant may make repairs, if necessary, and construct additional improvements. All repairs and improvements are to be mutually agreed upon by Landlord and Tenant and will be paid directly by Landlord except that, if Tenant elects to pay any amount directly, Tenant must first receive landlord's prior written approval.

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         If Tenant seeks reimbursement from Landlord then, Landlord shall pay such amount to tenant within thirty (30) days after the following have been satisfied:

(a)      Submission of itemized invoices relating to such improvements;
(b)      Completion of work;
(c)      Submission of appropriate lien waivers, if necessary.

      3. Master lease

         Tenant is aware the Landlord is the Master Tenant under a master lease agreement for the Premises. In the event of default by the Master
         Tenant under the master lease, all rights and responsibilities associated with this Agreement shall pass to the Landlord under the
         Master Lease.

4.       PURCHASE OPTION

         Tenant shall have the option to purchase both buildings for $3,200,000 plus the cost of the improvements made to both buildings between
         September 1, 2003 and the date the purchase is closed by the Tenant.
         If the Option is exercised, the Tenant must either assume the financing in place at the time Option is exercised or pay any prepayment penalties associated with the loan. The Option will require
         6 months notice prior to Closing and may only be exercised between
         12th and 24th month of the lease. Closing of the purchase shall not occur prior to August 15, 2004.

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